UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 18, 2022

LIMESTONE BANCORP, INC.
(Exact Name of Registrant as specified in Charter)

Kentucky	001-33033	61-1142247
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2500 Eastpoint Parkway, Louisville, Kentucky	40223
(Address of principal executive offices)	(Zip code)

(502) 499-4800
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	LMST	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 18, 2022, Limestone Bancorp, Inc. (the “Company”) announced the promotion of John Michael Koehler (age 40) to Chief Accounting Officer and Corporate Secretary effective May 18, 2022.  Mr. Koehler is a Certified Public Accountant (CPA) and since 2011 has served in various roles with the Company’s subsidiary, Limestone Bank, Inc.  Mr. Koehler most recently served as Senior Vice President, Controller, and Director of Accounting of the Bank, which positions he continues to hold.

Item 5.07          Submission of Matters to a Vote of Securities Holders

On May 18, 2022, the Company held its 2022 annual meeting of shareholders.  At the meeting, shareholders elected eight directors, approved a non-binding advisory vote on the compensation of the Company’s named executives, and approved a proposal to ratify the appointment of the Company’s independent registered public accounting firm.

The votes cast on the three agenda items are set forth below:

1. Election of Directors.
Director Nominee	For	Withheld	Broker non-votes
W. Glenn Hogan	3,827,207	186,470	1,850,767
Celia P. Catlett	3,827,161	186,516	1,850,767
Kevin J. Kooman	3,812,372	201,305	1,850,767
Michael T. Levy	3,812,337	201,340	1,850,767
James M. Parsons	3,827,182	186,495	1,850,767
Bradford T. Ray	3,565,146	448,531	1,850,767
Dr. Edmond J. Seifried	3,827,177	186,500	1,850,767
John T. Taylor	3,827,044	186,633	1,850,767

2. Proposal to approve, in a non-binding advisory vote, the compensation of the Company’s named executives.
For	Against	Abstain	Broker non-votes
3,916,966	60,758	35,953	1,850,767
3. Proposal to ratify the appointment of the Company’s independent registered public accounting firm.
For	Against	Abstain	Broker non-votes
5,858,281	2,063	4,100	-

No other proposals were voted upon at the annual meeting.

Item 7.01          Regulation FD Disclosure.

On May 18, 2022, the Company’s Board of Directors of Limestone Bancorp, Inc. declared a $0.05 per common share cash dividend. The dividend is payable on July 1, 2022, to shareholders of record as of the close of business on June 17, 2022. A copy of the Company’s press release announcing this quarterly cash dividend and the results of each of the items submitted to a vote of its shareholders at the Company’s 2022 annual meeting of shareholders is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this item of the report and in Exhibit 99.1 attached hereto is being furnished to the Securities and Exchange Commission pursuant to Item 7.01 – Regulation FD Disclosure and shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01   Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press release issued May 18, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LIMESTONE BANCORP, INC.

Date: May 18, 2022	By	/s/ Phillip W. Barnhouse
Chief Financial Officer